SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                                 IEH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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________________________________________________________________________________
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________________________________________________________________________________
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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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________________________________________________________________________________
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




                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                          Be Held on September 21, 2001


To the Shareholders of
  IEH CORPORATION

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on September 21, 2001 at 9:00 a.m., New York time, for the following purposes:

         1. To elect two (2) Directors to the Corporation's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

         2. To consider a proposed amendment to the Corporation's Certificate of Incorporation to reduce the par value of the Corporation's Common Stock from $.50 par value per share to $.01 par value per share;

         3. To adopt the 2001 Employee Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Corporation's Common Stock;

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on August 6, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                             By Order of the Board of Directors

                                                       ROBERT KNOTH,

                                                        Secretary
Dated: August 21, 2001

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220


                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                        To Be Held on September 21, 2001

                     --------------------------------------


         This proxy statement and the accompanying form of proxy have been mailed on or about August 24, 2001 to the Common Stock shareholders of record on August 6, 2001 (the "Record Date") of IEH CORPORATION, a New York corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held on September 21, 2001 at 9:00 a.m. at the Corporation's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the TWO (2) persons nominated by the Board of Directors as Directors; (ii) FOR the amendment of the Corporation's Certificate of Incorporation to reduce the par value of the Corporation's Common Stock; (iii) FOR the adoption of the 2001 Employee Stock Option Plan; and (iv) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the outstanding Shares entitled to vote is required for approval of Proposal II to amend the Corporation's Certificate of Incorporation. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The Annual Report to shareholders for the fiscal year ended March 30, 2001, including financial statements, accompanies this proxy statement.

         The principal executive offices of the Corporation are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220; the Corporation's telephone number is (718) 492-9673.

Independent Public Accountants

         The Board of Directors of the Corporation has selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of the Corporation for the fiscal year ending March 29, 2002. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the meeting are the Corporation's Common Stock, $.50 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 6, 2001 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

         The following table sets forth certain information as of August 6, 2001 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Corporation to be the beneficial owner of more than five percent (5%) of any class of the Corporation's voting securities; (ii) each Executive Officer and Director who owns Common Stock in the Corporation; and (iii) all Executive Officers and Directors as a group. As of June 23, 2001, there were 2,303,468 shares of Common Stock issued and outstanding.

                                                   Amount of
                                                   and Nature
                     Name and Address of           of Beneficial   Percentage of Class
Title of Class       Beneficial Owner              Ownership

Common Stock         Michael Offerman               946,784               41%
$.50 Par Value       140 58th Street
                     Brooklyn, NY 11220(1)

                     Murray Sennet                   24,500              1.1%
                     1900 Manor Lane
                     Plano, TX 75093

                     Allen Gottlieb                       0                0
                     325 Coral Way
                     Ft. Lauderdale, FL 33301

                     Robert Pittman                  20,000                *
                     45 Ocean Avenue
                     Monmouth Beach
                     NJ 07750

                     David Lopez and Nancy          278,000              12.1%
                     Lopez
                     Edge of Woods
                     P.O. Box 323
                     Southampton, NY 11968

All Officers & Directors as a Group
(4 in number)                                       991,284               43%

----------------------
         *  Less than 1%.

1. 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

All shares set forth above are directly by the named individual unless otherwise stated.

Certain Reports

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than 10% shareholders are required to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Corporation, the Corporation believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.

         It is expected that the only matters to be considered at the meeting will be (i) the election of Directors; (ii) the amendment to Certificate of Incorporation; and (iii) the adoption of the 2001 Employee Stock Option Plan.

                            I. ELECTION OF DIRECTORS

         The Corporation's Certificate of Incorporation provides that the Directors of the Corporation are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term. The Board of Directors currently consists of four (4) members divided into two (2) classes. Each class would have three (3) members, but as a result of the resignation of Howard Bernstein on November 1, 1993, the class of Directors' whose terms expired at the 1999 Annual Meeting had one (1) vacancy. In addition to the vacancy created by Howard Bernstein's resignation, as a result of the retirement of Ralph Acello in November 1999, the class of Directors' whose terms expired at the 2000 Annual Meeting had two (2) vacancies. Under the Corporation's By-Laws, the Board of Directors is authorized to fill all vacancies. The Board has not decided to fill the vacancies created by Mr. Bernstein's resignation and Mr. Acello's retirement. The members of each class are elected for a staggered term of two
(2) years each and until their successors are duly elected and qualified.

         The persons nominated for election to the Corporation's Board of Directors at the Annual Meeting are Robert Pittman and Allen B. Gottlieb who will serve as Class II members. All of such persons currently serve on the Board of Directors.

         The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

         The following table sets forth certain information as of the date hereof with respect to all of the Directors of the Corporation, including its two (2) nominees for election to the Corporation's Board of Directors at the 2001 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 2002. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2001 Annual Meeting.

                           Director                Position with
              Name          Since       Age         Corporation            Term Expires
              ----          -----       ---         -----------            ------------
Michael Offerman             1973       60      Chairman of the Board of       2002
                                                Directors and President
Murray Sennet                1970       78      Director                       2002
Robert Pittman               1987       76      Director                       2001
Allen B. Gottlieb            1992       60      Director                       2001

--------------------

         Michael Offerman has been a member of the Corporation's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of the Corporation and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice- President of the Corporation.

         Murray Sennet has been a member of the Corporation's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of the Corporation at the time of his retirement in April, 1986.

         Allen Gottlieb (Nominee) has been a member of the Corporation's Board of Directors since 1992. Mr. Gottlieb has been an attorney in private practice in New York City for over five (5) years.

         Robert Pittman (Nominee) has been a member of the Corporation's Board of Directors since 1987. Mr. Pittman retired in October l992, at which time he had held the position of Vice- President of Engineering and Secretary of the Corporation.

Significant Employees

         Robert Knoth joined the Corporation as Controller in January, 1990 and was elected treasurer of the Corporation in March, 1990. Mr. Knoth was elected as Secretary of the Corporation in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

         Joan Prideaux joined the Corporation in July, 1995 as National Sales Manager. Prior to such time Ms. Prideaux was employed as an account executive of Viking Connectors for the previous five years.

         Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition he participated in setting up and developing the company's forecasting/planning software related to that department procedures.

         Jeff (Yefim) Berenstein is the quality control manager, a position he started on April 16, 2001. Prior to joining the Company, Mr. Berenstein worked as a quality assurance specialist for various manufacturing companies where he was responsible for the implementation of quality systems - ISI-9000, Mil-I-45208A writing quality manuals, quality procedures, work instructions, design special gigs, testing equipment to improve quality of the manufacturing products, maintaining and supervising calibration and calibration recall systems.

Board Meetings, Committees and Compensation

         The Corporation does not have any nominating, audit or compensation committee of the Board of Directors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year. The Board of Directors were not paid in fiscal years 1998, 1999, 2000 and 2001, but were paid in the fiscal year ending 1997.

         During the fiscal year ended March 30, 2001, three (3) meetings of the Board of Directors by telephone conference were held.

         The Board of Directors recommends that you vote "FOR" the nominees for Director.

             II. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

General

         A proposal will be submitted to the shareholders of the Corporation at the Annual Meeting to amend the Corporation's Certificate of Incorporation (the "Charter") to reduce the par value of each share of its Common Stock (the "Charter Amendment"). Article IV of the Corporation's Charter currently provides that the Corporation will have ten million authorized shares of Common Stock having a par value of $.50 per share. As the Corporation's Charter is proposed to be amended, Article IV would provide as follows:

                  Capitalization

                           The aggregate number of shares which the Corporation
                  shall have authority to issue shall be Ten Million shares (10,000,000) of Common Stock, $.01 Par Value per share. All shares shall have equal voting rights and privileges.

         The Corporation's Board of Directors has unanimously approved the Charter Amendment and the Board of Directors recommend that the Charter Amendment be approved by the shareholders of the Corporation.

Implementation

         The Charter Amendment will reduce the par value of each share of Common Stock from $.50 to $.01 par value per share, each share otherwise being identical to existing shares of Common Stock in terms of the rights and privileges of the holders thereof.

         The par value of each share of Common Stock will be reduced from $.50 to $.01 per share through a transfer on the Corporation's books from its Common Stock account to its paid-in surplus account of an amount equal to the Corporation's outstanding shares multiplied by $.49 per share (approximately $1,128,699.32). The Charter Amendment will become effective at the time when the Certificate of Amendment to the Certificate of Incorporation of the Corporation is filed with the New York Secretary of State.

Reasons for Amendment

         The Corporation's Common Stock is traded in the Over-The-Counter Market and is quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System Bulletin Board under the symbol "IEHC.OB." During the last two fiscal years, the Corporation's Common Stock has rarely traded above its par value. During the fourth fiscal quarter of 2001 ending March 30, 2001, the high bid was twenty cents ($.20) per share. On June 04, 2001, the last date of a trade prior to the filing of its current Form 10KSB, the closing sale price for the Common Stock of the Corporation was twenty cents ($.20) per share.

         Pursuant to Section 504 of the New York Business Corporation Law, any shares of a corporations's capital stock with par value "may be issued for such consideration, not less than the par value thereof, as is fixed from time to time by the board." As a result of the fact that the Corporation's Common Stock consistently trades below its par value, recipients of the Corporation's Common Stock necessarily incur tax liability equal to the aggregate par value of their Common Stock but may only receive the actual value of their Common Stock when it is sold at an amount which would be substantially lower than the stock's aggregate par value. This fact hinders the Corporation's ability to use its Common Stock in any material manner, such as a means for compensation (rather than making a cash expenditure) to reward employees or consultants, to avail itself of potentially beneficial mergers or acquisitions and to enter into other business transactions deemed a benefit to the Corporation by its Board of Directors.

         The Board of Directors believes that a reduction of the Corporation's Common Stock par value to $.01 per share would allow the Corporation greater flexibility in using its Common Stock as an alternate means of compensation and allow the Corporation to avail itself of beneficial business ventures and transactions.

         A majority of the Corporation's outstanding shares of Common Stock must be voted in favor of this proposed Charter Amendment in order to approve this Proposal II.

         The Board of Directors recommends that you vote "FOR" this Proposal II.

         III.  PROPOSAL TO ADOPT THE 2001 STOCK OPTION PLAN

         The Board of Directors has unanimously approved the adoption of the 2001 Employee Stock Option Plan (the "2001 Plan") to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management and other eligible persons. Under the terms of the proposed 2001 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under
Section 422 of the Code, or options which do not so qualify ("Non-ISO's"). The proposed 2001 Plan is being submitted to the shareholders of the Corporation for approval at the Annual Meeting because the Corporation has no employee stock option plan in place.

             The Board of Directors has recommended the adoption of the 2001 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract qualified employees to the Company. The Board believes that the Corporation competes with numerous other electronic circuit companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the employees and the Corporation, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. The Corporation benefits because these employees will be more motivated and the Corporation benefits from motivated employees. Second, the grant of options preserves the Corporation's cash resources. These benefits relate to all corporate employees, including senior management.

         The 2001 Plan will be administered by a committee designated by the Board of Directors (the "Committee." The Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non- ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Committee has full authority to interpret the 2001 Plan and to establish and amend rules and regulations relating thereto.

         An ISO may only be granted to an employee. An optionee must remain an employee through the exercise date. An ISO must terminate within 10 years from the date of grant and the ISO plan must terminate within 10 years from the date that the plan is adopted. Under the 2001 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110% of such fair market value and the option must not be exercisable after the expiration of five years from the date of grant. Exercise prices of Non-ISO options may be less than such fair market value.

         The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

         A majority of the votes cast at the Annual Meeting must be voted in favor of the 2001 Employee Stock Option Plan in order to approve this Proposal
III. The full text of the 2001 Plan is annexed to this proxy statement.

         The Board of Directors recommends that you vote "FOR" this Proposal
III.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

         The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 30, 2001, March 31, 2000, and April 2, 1999 for the Corporation's Chief Executive Officer:

                                                                              Other Annual
    Name and Principal Position           Year           Salary      Bonus    Compensation
                                          ----           ------      -----    ------------
Michael Offerman, Chief              March 30, 2001     $91,431        -           $0
Executive Officer, President1        March 31, 2000     $77,788        -           $0
                                      April 2, 1999     $97,961        -           $0

-----------------------------------

(1) During the years ended March 30, 2001, March 31, 2000 and April 2, 1999, the Corporation provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported. Effective January 1, 1995, Mr. Offerman entered into an employment agreement with the Corporation to increase his salary to $100,000 per annum. The employment agreement has expired. The Corporation and Mr. Offerman agreed that his salary shall remain at the rate of $91,431 for fiscal 2001.

         No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 30, 2001 or March 31, 2000.

Pension/Benefit Incentive Plan

         In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement. For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement age (age 65), if the employee has completed 15 years of service to the Corporation. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (10) years of his lifetime. In no event would benefits exceed $12,000 per year.

         For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten (10) years of his lifetime. If the employee should die prior to the ten-year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten-year term. In no event will benefits exceed $12,000 per year.

         If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will received the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

         On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of the Plan.

         The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") that the Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date. In August 1998, the Company was notified by the PBGC that the Company is liable to the PBGC for the following amounts as of September 1, 1998:

   $ 456,418 representing the amount of unfunded benefit liabilities of the Plan $ 242,097 representing funding liability
   $ 2,230 representing the premium liability

Since 1998 the Company has been negotiating with the PBGC on the matter

         The Company and the PBGC have agreed to the terms of a settlement of the matter. Under the proposed agreement, the Company and PBGC agreed on a total sum of $244,000. The Company has agreed to make payments as follows:

         September 1, 2003 to August 1, 2004           $2,000 per month
         September 1, 2004 to August 1, 2006           $3,000 per month
         September 1, 2006 to August 1, 2007           $4,000 per month

         In addition, on January1, 2004, May 1, 2004, May 1, 2005 and January 1, 2006, the Company will make balloon payments of $25,000.

         The Company has granted PBGC a lien on the Company's machinery and equipment, subject to the preexisting liens.

         Under an agreement dated June 16, 1978, the Corporation entered into a retirement compensation agreement with Michael Offerman, which provides that upon reaching the age of 65, or the earlier of death, total disability, or employment termination by mutual consent, Michael Offerman or his beneficiary would be entitled to retirement payments of $30,000 per year for a period of five years.

Employment Agreements

         In December 1996, the Board of Directors approved the terms of an employment agreement with Joan Prideaux. The terms of the employment agreement provide that Ms. Prideaux's salary will be $60,000 per year and that she will be employed as Vice President-Sales and Marketing. The agreement terminates November 30, 2001. As further provided under the terms of the employment agreement, the Corporation will provide certain benefits such as health benefits. The Corporation also agreed to pay the premium of a $150,000 term life insurance policy payable to Ms. Prideaux's beneficiary.

         In the event the Corporation declines to enter into a new employment agreement with Ms. Prideaux at the expiration of the term, the Corporation has agreed to pay Ms. Prideaux the sum of $42,750. Additionally, in the event there occurs a "change of control" of the Corporation, and within the one (1) year period thereafter, Ms. Prideaux's employment is terminated or she resigns, then she will be entitled to receive a sum equal to the balance of her base salary for the remainder of the term plus $42,750. A "change of control" is defined to mean (i) a person becomes the holder of 30% or more of the combined voting power of the Corporation's outstanding securities, (ii) the stockholders of the Corporation approve a merger or consolidation whereby the Corporation's voting securities fail to represent, after such a merger or consolidation, at least 50.1% of the voting securities of the surviving entity. Additionally, in the event the Corporation relocates outside of the New York City Metropolitan area, it has agreed to pay Ms. Prideaux the sum of $42,750.

Cash Bonus Plan

         In 1987, the Corporation adopted a cash bonus plan ("Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Corporation only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 of 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 30, 2001, March 31, 2000, and April 2, 1999.

                              FINANCIAL INFORMATION

         A COPY OF THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 30, 2001 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY

SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS.
Each such request must set forth a good faith representation that as of August 6, 2001, the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 2001 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

         As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

         Proposals of Shareholders intended to be presented at the Corporation's 2002 Annual Meeting of Shareholders must be received by the Corporation on or prior to April 4, 2002 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 2002 Annual Meeting of Shareholders.

                                         By Order of the Board of Directors

                                                  ROBERT KNOTH,

                                                  Secretary

Dated: August 21, 2001

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 IEH CORPORATION
                         2001 EMPLOYEE STOCK OPTION PLAN


         1. Purpose. The purpose of the 2001 Employee Stock Option Plan (the "Plan") is to advance the interests of IEH CORPORATION, a New York corporation (the "Company"), by strengthening the Company's ability to attract and retain in its employ people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

          Accordingly, the Company may, from time to time, grant to such Employees and other eligible person's as may be selected in the manner hereinafter provided, options to purchase the shares of the Company's common stock (the "Common Stock") upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Economic Recovery Tax Act of 1981 ("ISO's") or options which will not so qualify ("Non-ISO's"). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISO's and Non-ISO's.

         2. Amount and Source of Stock. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 750,000 shares of the Common Stock of the Company (the "Shares"), subject to adjustment as provided in Paragraph 11 hereof. Such Shares may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full, for any reason, or in the event any Shares issued upon the exercise of an option granted hereunder shall be reacquired by the Company as provided in Paragraph 14 hereof, then the Share's subject to the option so exercised or the Shares so reacquired shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

         3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or if so designated by resolution of the Board, by a committee selected by the Board (the "Committee"), and to be composed of not less than two (2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

          The Board or, if so designated, the Committee, shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options may be granted under the Plan, to determine whether each option will be an ISO or Non-ISO, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Board or, if so designated, the Committee, shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options granted under the Plan, (ii) expands the class of individuals eligible to receive options under the Plan,
(iii) increases the period during which options may be granted or the permissible term of options under the Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board or, if so designated, the Committee, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under any option. The date of which the Board or, if so designated, the Committee adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the "Date of Grant"); provided, however, that if the grant of an option is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board or, if so designated, the Committee, shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

         4. (a) Eligibility. Employees of the Company or subsidiaries of the Company, as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code"), Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a "Ten Percent Shareholder"), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a) hereof. For purposes of the Plan, an "Employee" shall include officers and full and part time employees of the Company or any subsidiary of the Company; provided, however, that options which are designated ISOs shall only be issued to employees eligible to receive such options under the Code. Furthermore, for purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Board or, if so designated, the Committee shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, whether an option shall be an ISO or a Non- ISO, and the exercise price, terms and conditions of any options to be granted hereunder.

              (b) Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422 of the Code.

         5. (a) Option Price; Maximum Grant. The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board or, if so designated, the Committee, in good faith. The Board, of if so designated, the Committee, shall consider the closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc. or such other reasonable method based on available market quotations. In the event that the Shares of the Company are not publicly traded or listed on an exchange, and quotes are not otherwise available, the fair market value of the Shares shall be determined by the Board, or if so designated, by the Committee. The exercise price for the Shares purchasable under options, designated as Non-ISO's, granted hereunder shall be determined by the Board, which determination shall be made in the Board's sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11 hereof.

              (b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000. The Board, or Committee, may adopt a vesting schedule as it may determine in connection with any option granted under the Plan; provided, however, in no event shall an option designated as an ISO vest more than $l00,000 in any one year, determined at the time of grant.

         6. (a) Term of Option. Subject to the provisions of the Plan, the Board, or if so designated, the Committee, shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non- cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 8 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

              (b) The grant of options by the Board or, if so designated, the Committee, shall be effective as of the date on which the Board or, if so designated, the Committee, shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement ("Stock Option Agreement") with the Company which shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

         7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph (a) of Paragraph 13 hereof, and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) delivery to the Company of such number of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise that is equal to the aggregate option exercise price and which Common Stock shall be valued at Fair Market Value on the date of exercise; (iii) recourse notes; or (iv) a combination of these methods of payment. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

         8. Stock Appreciation Rights and Other Option Provisions. The form of option authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine. Without limiting the foregoing, at the discretion of the Committee, each Stock Option Agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company's obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the Stock Option Agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its discretion. Stock appreciation rights may, in the discretion of the Committee, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

         9. Exercise and Cancellation of Options Upon Termination of Employment or Death. Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee of the Company or any subsidiary of the Company, the option of such holder shall terminate upon the date of such termination of employment regardless of the expiration date specified in such option. If the termination of employment is due to retirement (as defined by the

Board or, if so designated, the Committee, in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder's retirement. If the termination of employment is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment with the Company or any subsidiary of the Company. If the termination of employment is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder's death. For all purposes of the Plan, an approved leave of absence (for an ISO as defined under the Code or Regulations) shall not constitute interruption or termination of employment.

         10. Non-transferability of Options. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

         11. (a) Adjustments Upon Changes in Capitalization. If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change to the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company's shareholders consisting of property other than shares of Common Stock of the Company or its successors and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board or, if so designated, by the Committee, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

         (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

         (c) If the Company agrees to sell substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the options granted under this Plan, each option at the direction and discretion of the Committee, or as is otherwise provided in the Stock Option Agreements (i) may be deemed to be fully vested and/or exercisable, or (ii) may be canceled unilaterally by the Company in exchange for (a) the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the whole Shares and the cash in lieu of a fractional Share) which each optionee otherwise would receive if he or she had the right to exercise his or her outstanding options in full and he or she exercised that right exclusively for Shares on a date fixed by the Committee which comes before such sale or other corporate transaction, or
(b) cash or other property equivalent in value, as determined by the Board of Directors in its sole discretion, to the Shares described in (a).

         12. General Restrictions. No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

         13. (a) Restrictions on Transfers of Shares. Each Stock Option Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of an option, the optionee shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Option Agreement may also provide that, if so requested by the Company, the optionee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of options granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

               (b) Anything in the Plan to the contrary notwithstanding, the Board or, if so designated, the Committee shall have the power, in its discretion, subject to applicable securities laws and regulations, to lessen or eliminate the period of time during which the transfer of a holder's Shares is restricted.

         14. Exchange of Options. The Board, or if so designated, the Committee, shall have the right to grant options hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate all or a portion of another option or options previously granted under the Plan. The Shares that had been issuable pursuant to the exercise of the Option terminated in the exchange of options shall, upon such termination, again become available for issuance pursuant to the exercise of options under the Plan.

         15. (a) Miscellaneous. No optionee shall have any rights as a shareholder of the Company as a result of the grant of options to him or her under this Plan or his or her exercise or surrender of such options pending the actual delivery of Shares subject to such options to such optionee.

         (b) The grant of options to an optionee under this Plan shall not constitute a contract of employment and shall not confer on an optionee any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Option Agreement which evidences his or her options.

         (c) The Company shall have the power and the right to deduct or withhold, or require the optionee to remit to the Company as a condition precedent for the fulfillment of any options, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. Whenever Shares are to be issued or cash paid to an optionee upon exercise an option, the Company shall have the right to require the optionee to remit to the Company, as a condition of exercise of the option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, not withstanding the foregoing, to the extent that an optionee is an insider (defined as an officer, director or ten percent (10%) stockholder, as such terms are defined in Section 16 of the Exchange Act), satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

         16. Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

          The Plan shall be submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New York Business Corporation Law as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval shall not be exercisable unless and until such approval is obtained. If such approval is not obtained on or before August 1, 2002, which date is within one (1) year from the date of the original adoption hereof by the Board, the Plan and any options granted hereunder shall be terminated.

                                 IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 21, 2001

                                      PROXY

     The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 21, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

     I.  ELECTION OF DIRECTORS

         FOR all nominees listed            WITHHOLD AUTHORITY
         below (except as marked            to vote for all nominees
         to the contrary below)  [  ]         listed below   [  ]

         (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

         NOMINEES FOR DIRECTORS

         Robert Pittman         Allen B. Gottlieb

     II. AMENDMENT OF CERTIFICATE OF INCORPORATION TO REDUCE COMMON STOCK PAR VALUE

FOR amendment of             AGAINST amendment of         WITHHOLD AUTHORITY
Corporation's Certificate    Corporation's Certificate    to vote for amendment
of Incorporation     [  ]    of Incorporation   [  ]      of Corporation's
                                                          Certificate of
                                                            Incorporation   [  ]

     III. ADOPTION OF 2001 EMPLOYEE STOCK OPTION PLAN

FOR adoption of 2001         AGAINST adoption of          WITHHOLD AUTHORITY
Employee Stock Option        2001 Employee Stock Option   to vote for adoption
Plan     [  ]                Plan         [  ]            of 2001 Employee Stock
                                                          Option Plan    [  ]

     AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated August 21, 2001 receipt of which is hereby acknowledged.

     Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated;(b)for the amendment to the Corporation's Certificate of Incorporation; (c) for the adoption of the 2001 Employee Stock Option Plan; and
(d) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     This proxy is solicited on behalf of the Board of Directors. Please sign and return the proxy in the enclosed envelope.

                       Dated: _____________________, 2001


                       -----------------------------------
                       Signature


                       -----------------------------------
                       Print Name

         (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)